SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): December 27, 2005


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of May 1, 2005 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-10)


                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                 333-120575-37              74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-10 pursuant to the terms of the Trust Agreement, dated as of May 1, 2005 among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC., as Master Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

    On December 27, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 27, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             Structured  Adjustable  Rate  Mortgage  Loan Trust
             Mortgage Pass-Through  Certificates Series 2005-10

                        JPMORGAN CHASE BANK, N.A., not in its
                        individual capacity but solely as Trustee under the Agreement referred to herein

                  By:   /s/  Diane E. Wallace
                        --------------------------------------------
                Name:   Diane E. Wallace
               Title:   Vice President

                Date:   January 3, 2006

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         December 27, 2005

Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2005


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2005-10

                        Statement To Certificateholders
                                 December 27, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1        816,894,000.00    567,185,425.59  34,135,921.56    2,215,037.99    36,350,959.55       0.00     0.00      533,049,504.03
A2         90,766,000.00     63,020,602.85   3,792,880.17      248,355.93     4,041,236.10       0.00     0.00       59,227,722.68
M1         40,450,000.00     40,450,000.00           0.00      166,958.34       166,958.34       0.00     0.00       40,450,000.00
M2          6,150,000.00      6,150,000.00           0.00       25,384.27        25,384.27       0.00     0.00        6,150,000.00
M3         13,139,000.00     13,139,000.00           0.00       56,567.22        56,567.22       0.00     0.00       13,139,000.00
M4          6,161,000.00      6,161,000.00           0.00       26,524.90        26,524.90       0.00     0.00        6,161,000.00
M5          8,181,000.00      8,181,000.00           0.00       39,584.52        39,584.52       0.00     0.00        8,181,000.00
M6          2,619,000.00      2,619,000.00           0.00       12,672.27        12,672.27       0.00     0.00        2,619,000.00
M7          4,800,000.00      4,800,000.00           0.00       23,225.24        23,225.24       0.00     0.00        4,800,000.00
CX                  0.00              0.00           0.00            0.00             0.00       0.00     0.00                0.00
P                 100.00            100.00           0.00      119,770.71       119,770.71       0.00     0.00              100.00
R                   0.00              0.00           0.00            0.00             0.00       0.00     0.00                0.00
TOTALS    989,160,100.00    711,706,128.44  37,928,801.73    2,934,081.39    40,862,883.12       0.00     0.00      673,777,326.71
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                Ending
                Face         Notional                                                      Realized    Deferred       Notional
Class          Value         Balance          Principal         Interest       Total        Losses     Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
AIO       989,160,279.00    713,643,167.92           0.00      600,858.46       600,858.46       0.00     0.00      675,941,998.13
X         989,160,279.00    713,643,167.92           0.00            0.00             0.00       0.00     0.00      675,941,998.13
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                        Current
                         Beginning                                                        Ending             Class    Pass-thru
Class     Cusip         Principal          Principal       Interest       Total          Principal                    Rate (%)
----------------------------------------------------------------------------------------------------------    ----------------------
A1       863579SJ8     694.31949015   41.78745536         2.71153661          44.49899197     652.53203479      A1       4.393480 %
A2       863579SK5     694.31949023   41.78745532         2.73622204          44.52367737     652.53203490      A2       4.433477 %
M1       863579SM1   1,000.00000000    0.00000000         4.12752386           4.12752386   1,000.00000000      M1       4.643464 %
M2       863579SN9   1,000.00000000    0.00000000         4.12752358           4.12752358   1,000.00000000      M2       4.643464 %
M3       863579SP4   1,000.00000000    0.00000000         4.30529112           4.30529112   1,000.00000000      M3       4.843452 %
M4       863579UG1   1,000.00000000    0.00000000         4.30529135           4.30529135   1,000.00000000      M4       4.843452 %
M5       863579UH9   1,000.00000000    0.00000000         4.83859186           4.83859186   1,000.00000000      M5       5.443415 %
M6       863579UJ5   1,000.00000000    0.00000000         4.83859107           4.83859107   1,000.00000000      M6       5.443415 %
M7       863579UK2   1,000.00000000    0.00000000         4.83859167           4.83859167   1,000.00000000      M7       5.443415 %
P        803993RR7   1,000.00000000    0.00000000 1,197,707.10000000   1,197,707.10000000   1,000.00000000      P        0.000000 %
TOTALS                 719.50549607   38.34445175         2.96623508          41.31068683     681.16104431
-----------------------------------------------------------------------------------------------------------    ---------------------
                                                                                                                     Current
                        Beginning                                                        Ending             Class    Pass-thru
Class     Cusip         Notional          Principal       Interest       Total           Notional                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
AIO      863579SL3     721.46363241    0.00000000         0.60744297           0.60744297     683.34931404      AIO      1.010413 %
X        803993RQ9     721.46363241    0.00000000         0.00000000           0.00000000     683.34931404      X        0.000000 %
----------------------------------------------------------------------------------------------------    --------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Fior M. Tineo
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor
                            New York, New York 10004
                   Tel: (212) 623-5229 / Fax: (212) 623-5932
                          Email: Fior.Tineo@chase.com


Principal Funds:
                             Principal Remittance Amount                                                              37,701,109.79
                             Scheduled Principal Payments                                                             74,426.03

                             Principal Prepayments                                                                    37,513,381.54
                             Curtailments                                                                             113,291.80
                             Cutailment Interest Adjustments                                                          10.42
                             Repurchase Principal                                                                     0.00
                             Substitution Amounts                                                                     0.00
                             Net Liquidation Proceeds                                                                 0.00
                             Other Principal Adjustments                                                              0.00

Interest Funds:
                             Gross Interest                                                                           3,791,869.66
                             Servicing Fees                                                                           148,798.59
                             Trustee Fees                                                                             0.00
                             Relief Act Shortfall Amount                                                              210.00

Prepayment Penalties:
                             Number of Loans Prepaid with Respect to which Prepayment Penalties were Collected        20
                             Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected       4,974,867.50
                             Amount of Prepayment Penalties Collected                                                 119,770.71
Pool Detail:
                             Beginning Number of Loans Outstanding                                                    3,029
                             Ending Number of Loans Outstanding                                                       2,907

                             Beginning Aggregate Loan Balance                                                         713,643,168.06
                             Ending Aggregate Loan Balance                                                            675,941,998.27

                             Current Advances                                                                         0.00
                             Aggregate Advances                                                                       0.00

                             Weighted Average Net Mortgage Rate                                                       6.12587%

                                       Delinquent Mortgage Loans
                                       Group  1
                                       Category                   Number                   Principal Balance           Percentage
                                       1 Month                    17                          4,966,419.72             0.73 %
                                       2 Month                     4                            818,779.96             0.12 %
                                       3 Month                     2                            443,998.39             0.07 %
                                       Total                      23                          6,229,198.07             0.92 %

                                                   * Delinquent Bankruptcies and Foreclosures are not included in the table above.

                                         Bankruptcies
                                         Group          Number of         Principal Balance         Percentage
                                         Number         Loans

                                               1           12               2,283,849.96                   0.34%

                             Bankruptcy Reporting:
                             Number of Bankruptcy Loans that are Current                                        3
                             Principal Balance of Bankruptcy Loans that are Current                             978,743.61
                             Number of Bankruptcy Loans that are 1 Month Delinquent                             1
                             Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                  136,323.69
                             Number of Bankruptcy Loans that are 2 Months Delinquent                            0
                             Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                 0.00
                             Number of Bankruptcy Loans that are 3+ Months Delinquent                           8
                             Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent                1,168,782.66
                             Total Number of Bankruptcy Loans                                                   12
                             Total Principal Balance of Bankruptcy Loans                                        2,283,849.96


                Loan Level Bankruptcy - Schedule

                Group   Loan        Bankruptcy    Schedule Principal   Current      Original        Original LTV    Loan
                Number  Number      Date            Balance            Note Rate   Stated Term      Ratio (%)       Origination Date

                  1     17700311       11/1/2005    68,543.61          8.37500       360                 100.00     3/15/2004
                  1     18809038        3/1/2005    66,699.45          7.62500       360                  80.00      1/5/2005
                  1     18825786        9/1/2005   136,323.69          6.25000       360                  79.99    12/17/2004
                  1     19803972       10/1/2005   360,000.00          6.25000       360                  80.00      3/4/2005
                  1     30115257        5/1/2005   180,000.00          6.62500       360                  80.00     2/22/2005
                  1     30115448        5/1/2005   180,000.00          6.62500       360                  80.00     2/22/2005
                  1     30116099        5/1/2005   180,000.00          6.62500       360                  80.00     2/22/2005
                  1     30303077        5/1/2005    60,373.25          7.37500       360                  80.00      2/3/2005
                  1     30327480        6/1/2005   239,200.00          5.37500       360                  80.00     2/16/2005
                  1     30344824        6/1/2005   186,509.96          6.75000       360                  80.00     2/23/2005
                  1     30465231        6/1/2005    76,000.00          8.12500       360                  80.00     3/24/2005
                  1     30500151       10/1/2005   550,200.00          6.00000       360                  79.74     3/28/2005
                 total                            2,283,849.96         6.42369       360                  80.54

                             Foreclosures
                                Group           Number of           Principal Balance       Percentage
                                Number          Loans

                                1                    8                1,778,912.58             0.26%

                 Foreclosure Reporting:
                 Number of Foreclosure Loans that are Current                                       0
                 Principal Balance of Foreclosure Loans that are Current                            0.00
                 Number of Foreclosure Loans that are 1 Month Delinquent                            0
                 Principal Balance of Foreclosure Loans that are 1 Month Delinquent                 0.00
                 Number of Foreclosure Loans that are 2 Months Delinquent                           2
                 Principal Balance of Foreclosure Loans that are 2 Months Delinquent                331,200.00
                 Number of Foreclosure Loans that are 3+ Months Delinquent                          6
                 Principal Balance of Foreclosure Loans that are 3+ Months Delinquent               1,447,712.58
                 Total Number of Foreclosure Loans                                                  8
                 Total Principal Balance of Foreclosure Loans                                       1,778,912.58

                Loan Level Foreclosure - Schedule

                Group   Loan        Bankruptcy    Schedule Principal   Current      Original        Original LTV    Loan
                Number  Number      Date            Balance            Note Rate   Stated Term      Ratio (%)      Origination Date
                 1       111888368    7/1/2005      249,989.15         5.87500           360          74.20          3/1/2004
                 1       19818582     4/1/2005      275,600.00         6.87500           360          80.00         3/15/2005
                 1       30134928     4/1/2005      312,000.00         6.75000           360          80.00          1/7/2005
                 1       30244784     8/1/2005      159,200.00         5.87500           360          80.00         1/20/2005
                 1       30268643     4/1/2005      141,350.39         7.12500           360          80.00          2/9/2005
                 1       30353213     7/1/2005      188,773.04         7.87500           360          80.00         2/25/2005
                 1       30521876     8/1/2005      172,000.00         8.00000           360          80.00         3/24/2005
                 1       30598676     7/1/2005      280,000.00         7.62500           360          80.00         4/12/2005
                total                            1,778,912.58          6.97586           360          79.18

                     REO Properties
                     Group                 Number of      Principal Balance     Percentage
                     Number                Loans

                           1                  1              176,000.00               0.03%

                 REO Reporting:
                 Number of REO Loans that are Current                                  0
                 Principal Balance of REO Loans that are Current                       0.00
                 Number of REO Loans that are 1 Month Delinquent                       0
                 Principal Balance of REO Loans that are 1 Month Delinquent            0.00
                 Number of REO Loans that are 2 Months Delinquent                      0
                 Principal Balance of REO Loans that are 2 Months Delinquent           0.00
                 Number of REO Loans that are 3+ Months Delinquent                     1
                 Principal Balance of REO Loans that are 3+ Months Delinquent          176,000.00
                 Total Number of REO Loans                                             1

                 Total Principal Balance of REO Loans                                  176,000.00

                               Loan Level REO - Schedule
                               Group                      Loan Number         REO Date     Schedule Principal
                               Number                                                      Balance

                               1                          35246412           5/1/2005        176,000.00
                               Total                                                         176,000.00

Loss Detail:
                    Current Realized Losses                                                                     60.00
                    Cumulative Realized Losses - Reduced by Recoveries                                          60.00

                    Current Applied Losses                                                                      0.00
                    Cumulative Applied Losses                                                                   0.00

Trigger Event                                                                                                   NO
                    TEST I - Trigger Event Occurrence                                                           NO
                    (Is Rolling 3 Month Delinquency Rate > 40% of of Senior Enhancement Percetage ?)
                    Rolling 3 Month Delinquency Rate                                                            0.51457%
                    40% of of Senior Enhancement Percetage                                                      4.93753%
                    OR
                    TEST II - Trigger Event Occurrence                                                          NO
                    (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                    Cumulative Realized Losses as % of Original Loan Bal                                        0.00000%
                    Required Cumulative Loss %                                                                  0.00000%

O/C Reporting
                    Targeted Overcollateralization Amount                                                       3,462,060.97
                    Ending Overcollateralization Amount                                                         2,164,771.56
                    Ending Overcollateralization Deficiency                                                     1,297,289.41
                    Overcollateralization Release Amount                                                        0.00
                    Monthly Excess Interest                                                                     227,691.94
                    Payment to Class X                                                                          0.00

Certificate Interest Shortfall Detail:
Interest Carry Forward:
                          Interest Carryforward Balance with respect to such Distribution Date
                                                                     Class A-1                          0.00
                                                                     Class A-2                          0.00
                                                                     Class A-IO                         0.00
                                                                     Class M-1                          0.00
                                                                     Class M-2                          0.00
                                                                     Class M-3                          0.00
                                                                     Class M-4                          0.00
                                                                     Class M-5                          0.00
                                                                     Class M-6                          0.00
                                                                     Class M-7                          0.00

                          Interest Carryforward Amount Paid This Period                                 0.00
                                                                     Class A-1                          0.00
                                                                     Class A-2                          0.00
                                                                     Class A-IO                         0.00
                                                                     Class M-1                          0.00
                                                                     Class M-2                          0.00
                                                                     Class M-3                          0.00
                                                                     Class M-4                          0.00
                                                                     Class M-5                          0.00
                                                                     Class M-6                          0.00
                                                                     Class M-7                          0.00

                          Interest Carryforward Amount Occured This Period                              0.00
                                                                     Class A-1                          0.00
                                                                     Class A-2                          0.00
                                                                     Class A-IO                         0.00
                                                                     Class M-1                          0.00
                                                                     Class M-2                          0.00
                                                                     Class M-3                          0.00
                                                                     Class M-4                          0.00
                                                                     Class M-5                          0.00
                                                                     Class M-6                          0.00
                                                                     Class M-7                          0.00

                          Remaining Interest Carryforward Amount
                                                                     Class A-1                          0.00
                                                                     Class A-2                          0.00
                                                                     Class A-IO                         0.00
                                                                     Class M-1                          0.00
                                                                     Class M-2                          0.00
                                                                     Class M-3                          0.00
                                                                     Class M-4                          0.00
                                                                     Class M-5                          0.00
                                                                     Class M-6                          0.00
                                                                     Class M-7                          0.00

Basis Risk Reserve Fund Account:
                           Beginning Balance                                                                       1,012.27
                           Additions to the Basis Risk Reserve Fund                                                0.00
                           Divident Earnings on the Basis Risk Reserve Fund                                        3.00
                           Withdrawals from the Basis Risk Reserve Fund                                            0.00
                           Ending Balance                                                                          1,015.27

Basis Risk Reserve Carryover:
                              Interest Carryover Balance with respect to such Distribution Date
                                                                         Class A-1                                    0.00
                                                                         Class A-2                                    0.00
                                                                         Class M-1                                    0.00
                                                                         Class M-2                                    0.00
                                                                         Class M-3                                    0.00
                                                                         Class M-4                                    0.00
                                                                         Class M-5                                    0.00
                                                                         Class M-6                                    0.00
                                                                         Class M-7                                    0.00

                              Interest Carryover Amount Occured This Period
                                                                         Class A-1                                    0.00
                                                                         Class A-2                                    0.00
                                                                         Class M-1                                    0.00
                                                                         Class M-2                                    0.00
                                                                         Class M-3                                    0.00
                                                                         Class M-4                                    0.00
                                                                         Class M-5                                    0.00
                                                                         Class M-6                                    0.00
                                                                         Class M-7                                    0.00

                              Interest Carryover Amount Paid This Period
                                                                         Class A-1                                    0.00
                                                                         Class A-2                                    0.00
                                                                         Class M-1                                    0.00
                                                                         Class M-2                                    0.00
                                                                         Class M-3                                    0.00
                                                                         Class M-4                                    0.00
                                                                         Class M-5                                    0.00
                                                                         Class M-6                                    0.00
                                                                         Class M-7                                    0.00

                              Remaining Interest Carryover Amount
                                                                         Class A-1                                    0.00
                                                                         Class A-2                                    0.00
                                                                         Class M-1                                    0.00
                                                                         Class M-2                                    0.00
                                                                         Class M-3                                    0.00
                                                                         Class M-4                                    0.00
                                                                         Class M-5                                    0.00
                                                                         Class M-6                                    0.00
                                                                         Class M-7                                    0.00

Non-Supported Interest Shortfall:
                           Non-Supported Interest Shortfall Allocated to Class A-1                                 136.20
                           Non-Supported Interest Shortfall Allocated to Class A-2                                 15.27
                           Non-Supported Interest Shortfall Allocated to Class A-IO                                36.95
                           Non-Supported Interest Shortfall Allocated to Class M-1                                 10.27
                           Non-Supported Interest Shortfall Allocated to Class M-2                                 1.56
                           Non-Supported Interest Shortfall Allocated to Class M-3                                 3.48
                           Non-Supported Interest Shortfall Allocated to Class M-4                                 1.63
                           Non-Supported Interest Shortfall Allocated to Class M-5                                 2.43
                           Non-Supported Interest Shortfall Allocated to Class M-6                                 0.78
                           Non-Supported Interest Shortfall Allocated to Class M-7                                 1.43
                           Non-Supported Interest Shortfall Allocated to Class X                                   0.00
                           Total Non-Supported Interest Shortfall                                                  210.00

One-Month LIBOR                                                                                                    4.193750

LIBOR Certificates, the Uncapped Pass-Through Rate for Such Distribution Date
                            Class A-1                                                                               4.393750
                            Class A-2                                                                               4.433750
                            Class M-1                                                                               4.643750
                            Class M-2                                                                               4.643750
                            Class M-3                                                                               4.843750
                            Class M-4                                                                               4.843750
                            Class M-5                                                                               5.443750
                            Class M-6                                                                               5.443750
                            Class M-7                                                                               5.443750

Reduction of Certificate Principal Amounts due to Applied Loss Amounts
Deferred Amounts Detail:
                          Deferred Amount with respect to such Distribution Date
                                                                     Class M-1                              0.00
                                                                     Class M-2                              0.00
                                                                     Class M-3                              0.00
                                                                     Class M-4                              0.00
                                                                     Class M-5                              0.00
                                                                     Class M-6                              0.00
                                                                     Class M-7                              0.00

                          Deferred Amount Paid This Period                                                  0.00
                                                                     Class M-2                              0.00
                                                                     Class M-3                              0.00
                                                                     Class M-4                              0.00
                                                                     Class M-5                              0.00
                                                                     Class M-7                              0.00
                                                                     Class M-6                              0.00
                                                                     Class M-1                              0.00

                          Deferred Amount Occured This Period                                               0.00
                                                                     Class M-1                              0.00
                                                                     Class M-2                              0.00
                                                                     Class M-3                              0.00
                                                                     Class M-4                              0.00
                                                                     Class M-5                              0.00
                                                                     Class M-6                              0.00
                                                                     Class M-7                              0.00

                          Remaining Deferred Amount
                                                                     Class M-1                              0.00
                                                                     Class M-2                              0.00
                                                                     Class M-3                              0.00
                                                                     Class M-4                              0.00
                                                                     Class M-5                              0.00
                                                                     Class M-6                              0.00
                                                                     Class M-7                              0.00


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

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